Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 January 4, 2007


                               DIALOG GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 000-30294


Delaware                                                              87-0394290
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(State or other jurisdiction of                                (I.R.S.  Employer
incorporation or organization )                              Identification No.)


            Twelfth Floor, 257 Park Avenue South, New York, NY 10010
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                    (Address of Principal Executive Offices)

                                  212-254-1917
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              (Registrant's Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

         On January 4, 2007, the Registrant completed the sale of substantially all of Registrant's operating assets to Dialog Marketing Services, Inc., a subsidiary of Redi Direct, Inc., a privately held information services company. The sale, which was effective as of December 31, 2006, was for a cash purchase price of $1,900,000. Registrant retained its financial assets, including its receivables, and was relieved of the liability for its office leases. Prior to the execution of the agreement, there was no material relationship between either party and the other or the other's affiliates.

         In addition, at the closing Registrant repaid the $350,000 Dialog Marketing Services had lent it.

Section 8 - Other Events

Item 8.01 Other Events.

         At a Special Meeting of shareholders held on December 31, 2006, the Registrant's shareholders approved the sale of the Registrant's assets for $1,900,000.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) The Financial Statements of business acquired.

     Not Applicable

(b) Pro forma financial statements.

     The required financial statements shall be filed within 71 days of the date hereof.

(c) Exhibits:

Exhibit Number              Description of Exhibit
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                            None
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DIALOG GROUP, INC.


Date: January 8, 2007               By: /s/ Peter DeCrescenzo
                                        ----------------------------------------
                                        Peter V. DeCrescenzo, President & CEO


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                                INDEX TO EXHIBITS

Exhibit      Page
Number       Number                                    Description
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                             None
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